UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/14/2013

Assurant, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-31978

DE	39-1126612
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Chase Manhattan Plaza, 41st Floor
New York, New York 10005
(Address of principal executive offices, including zip code)

(212) 859-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)   On March 14, 2013, H. Carroll Mackin, a member of the Board of Directors (the "Board") of Assurant, Inc. (the "Company") since 1996, notified the Chair of the Board that he will not stand for reelection when his current term expires as of the Company's annual meeting on May 9, 2013.

A copy of the Company's March 18, 2013 news release announcing Mr. Mackin's upcoming departure is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1       News Release, dated March 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assurant, Inc.

Date: March 18, 2013	By:	/s/ Bart R. Schwartz
Bart R. Schwartz
Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Exhibit 99.1 News Release, dated March 18, 2013.